Exhibit 17(a)
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response is requested
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE
(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
THE COVENTRY GROUP
SPECIAL MEETING OF SHAREHOLDERS –                     ___, 2007
SIGNAL LARGE CAP GROWTH FUND
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Signal Large Cap Growth Fund of The Coventry Group to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, at 11:00 a.m. (Eastern Time) on                      ___, 2007, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Signal Large Cap Growth Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                      ___, 2007

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]

CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY
(Please detach at perforation before mailing)
This proxy is solicited by the Board of Trustees of The Coventry Group, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of the Signal Large Cap Growth Fund to the Goldman Sachs Structured Large Cap Growth Fund of Goldman Sachs Trust (the “GST Fund”) in exchange for shares of designated classes of the GST Fund; and (b) the distribution of the shares of designated classes of the GST Fund to shareholders of the Signal Large Cap Growth Fund in liquidation of the Signal Large Cap Growth Fund.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response is requested
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE
(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
THE COVENTRY GROUP
SPECIAL MEETING OF SHAREHOLDERS –                     ___, 2007
SIGNAL INCOME FUND
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Signal Income Fund of The Coventry Group to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, at 11:00 a.m. (Eastern Time) on                      ___, 2007, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Signal Income Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                      ___, 2007

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]

CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY
(Please detach at perforation before mailing)
This proxy is solicited by the Board of Trustees of The Coventry Group, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of the Signal Income Fund to the Goldman Sachs Core Fixed Income Fund of Goldman Sachs Trust (the “GST Fund”) in exchange for shares of designated classes of the GST Fund; and (b) the distribution of the shares of designated classes of the GST Fund to shareholders of the Signal Income Fund in liquidation of the Signal Income Fund.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response is requested
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE
(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
THE COVENTRY GROUP
SPECIAL MEETING OF SHAREHOLDERS –                     ___, 2007
SIGNAL TAX-EXEMPT INCOME FUND
The undersigned hereby appoints                      and                      (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Share holders of the Signal Tax-Exempt Income Fund of The Coventry Group to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, at 11:00 a.m. (Eastern Time) on                      ___, 2007, and at any adjournment or adjournments thereof (the “Meeting”) . The Proxies will cast votes according to the number of shares of the Signal Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETI NG OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                      ___, 2007

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]

CONTROL NUMBER:

Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY
(Please detach at perforation before mailing)
This proxy is solicited by the Board of Trustees of The Coventry Group, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of substantially all of the assets and liabilities of the Signal Tax-Exempt Income Fund to the Goldman Sachs Municipal Income Fund of Goldman Sachs Trust (the “GST Fund”) in exchange for shares of designated classes of the GST Fund; and (b) the distribution of the shares of designated classes of the GST Fund to shareholders of the Signal Tax-Exempt Income Fund in liquidation of the Signal Tax-Exempt Income Fund.	☐	☐	☐